Exhibit 99

                 Wright Medical Group, Inc. Reports Results for
                       Second Quarter Ended June 30, 2006

    ARLINGTON, Tenn.--(BUSINESS WIRE)--July 26, 2006--

           Second Quarter Sales and Adjusted Earnings Exceed
                     Communicated Guidance Ranges

             Company Confirms Outlook for Return to Strong
            Adjusted Earnings Growth by the Fourth Quarter

    Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics, today reported financial results for its second quarter ended June 30, 2006.
    Net sales totaled $87.5 million during the second quarter ended June 30, 2006, representing a 6% increase over net sales of $82.8 million during the second quarter of 2005. Net sales during the second quarter reached a record level for any quarter in the Company's history. The impact of foreign currency on net sales was not material for the second quarter of 2006. Net income for the second quarter of 2006 totaled $2.8 million or $0.08 per diluted share, including the after-tax effect of approximately $3.1 million of non-cash stock-based compensation related to FASB Statement No. 123R. Excluding stock-based compensation, net income, as adjusted, totaled $5.2 million, or $0.15 per diluted share, for the second quarter of 2006. Net income for the second quarter of 2005 totaled $7.8 million, or $0.22 per diluted share. A reconciliation of U.S. GAAP to "as adjusted" results is included in the attached financial tables.
    For the first six months of 2006, the Company's net sales totaled $173.7 million, representing a 5% increase over net sales of $165.4 million for the first half of 2005. Excluding the impact of foreign currency, net sales increased 6% during the first half of 2006. Net income for the first six months of 2006 totaled $5.1 million, or $0.14 per diluted share, including the after-tax effect of approximately $6.5 million of non-cash stock-based compensation. Excluding stock-based compensation, net income, as adjusted, totaled $10.3 million, or $0.29 per diluted share. Net income for the first half of 2005 totaled $15.0 million, or $0.43 per diluted share.
    Gary D. Henley, President and Chief Executive Officer, commented, "We are pleased with our second quarter financial performance, which surpassed both the quarterly sales and earnings targets we had previously established for the quarter. Moreover, we are encouraged with the progress we have made thus far toward restoring the predictability of our business model and returning the Company to its stated long-term financial performance objectives. At the beginning of 2006, we established an objective of returning our business to a growth profile of low- to mid-teens annualized sales growth accompanied by improving operating profitability as we exit 2006 and begin 2007. Looking forward, we are confident in our ability to meet this objective and, specifically, in our ability to return meaningful operating leverage to the business by the fourth quarter as revenue growth accelerates through the second half of 2006."
    Mr. Henley continued, "Since joining the Company in April, I have focused my efforts on getting to know our customers and the outstanding people that make up Wright Medical, enhancing the processes that will enable future sales growth acceleration, positioning the business for continued geographic market expansion and continuing to improve the overall operating efficiency and cost-effectiveness of the business. What I have seen in my first 120 days with the Company has made me become even more confident in the future prospects for our business. We possess both the opportunities and capabilities needed to drive future growth, and I look forward to taking advantage of both as the year progresses."

    Sales Review

    Globally, the Company experienced growth within its hip, extremity, and biologics product lines during the second quarter of 2006 of 14%, 8%, and 2%, respectively, while its knee sales declined by 2%. Domestic sales totaled $54.1 million during the second quarter of 2006, and $107.6 million in the first half of 2006, representing growth of 8% in both periods. In the U.S., the Company experienced growth across all of its major product lines during the second quarter of 2006. Second quarter domestic sales of the Company's hip, extremity, knee and biologics product lines reflected growth of 15%, 7%, 5% and 3%, respectively.
    International sales, as reported, totaled $33.4 million for the second quarter of 2006, an increase of 2% over the second quarter of 2005. For the first half of 2006, international sales reached $66.2 million, an increase of 1% compared to the first half of 2005. The Company's international sales results included unfavorable foreign currency impacts totaling approximately $130,000 and $2.3 million during the second quarter and the first half of 2006, respectively.

    Outlook

    The Company's earnings targets, as communicated in the guidance ranges stated below for the full year 2006 and the third quarter of 2006, exclude the effect of possible future acquisitions, other material future business developments, and the impact of expensing non-cash stock-based compensation pursuant to FASB Statement No. 123R.
    The Company has increased its previously-communicated sales target for the full year 2006 for a revised target range of $338 million to $342 million, representing an annual growth objective of approximately 6% to 7%, and has upwardly revised its previously-communicated earnings per share outlook, for a revised target range of $0.59 to $0.62 per diluted share for 2006, as adjusted, reflecting management's growing confidence in the Company's ability to regain its planned growth profile exiting the year.
    The Company's anticipated targets for the third quarter of 2006 for net sales are in the range of $78 million to $80 million, representing a sales growth objective of 6% to 9% for the quarter, with earnings per share results ranging from $0.11 to $0.12 per diluted share, as adjusted.
    As noted above, the Company's financial targets exclude the impact of non-cash stock-based compensation charges associated with FASB Statement No. 123R. While the amount of such non-cash charges will vary depending upon a number of factors, both within and beyond the Company's control, the Company currently estimates that the after-tax impact of stock-based compensation will range from $0.32 to $0.33 per diluted share for the full year 2006 and $0.08 to $0.09 per diluted share for the third quarter of 2006.
    The Company's anticipated targets for net sales and earnings per share are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company's actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company's actual performance. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

    Conference Call

    As previously announced, the Company will host a conference call starting at 3:30 p.m. (Central Time) today. The live dial-in number for the call is 800-811-8830 (domestic) or 913-981-4904
(international). To access a simultaneous webcast of the conference call via the internet, go to the "Corporate - Investor Information" section of the Company's website located at www.wmt.com. A replay of the conference call by telephone will be available starting at 7:30 p.m. (Central Time) today and continuing until 12:00 a.m. (Central
Time) on August 2, 2006. To hear this replay, dial 888-203-1112 (domestic) or 719-457-0820 (international) and enter the registration number 1073848. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the "Corporate - Investor Information - Audio Archives" section of the Company's website located at www.wmt.com.
    The conference call may include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release or otherwise available in the "Corporate - Investor Information - Supplemental Financial Information" section of the Company's website located at www.wmt.com.
    The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the "Safe-Harbor Statement" section of this press release.

    Non-GAAP Financial Measures

    The Company uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency, gross profit, as adjusted, operating income, as adjusted, net income, as adjusted and net income, as adjusted, per diluted share. The Company's management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company's operations, period over period. The measures exclude such items as business development activities, including purchased in-process research and development, the financial impact of significant litigation, and non-cash stock-based expense, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

    Safe-Harbor Statement

    This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this press release, other than statements of historical fact, are forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, beliefs, estimates, and expectations and express management's current views of future performance, results, and trends. The Company wishes to caution readers that actual results might differ materially from those described in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including the factors discussed in the Company's filings with the Securities and Exchange Commission (including the Company's annual report on Form 10-K for the year ended December 31, 2005 under the heading, "Risk Factors" and its quarterly reports), which could cause the Company's actual results to materially differ from those described in the forward-looking statements. Although the Company believes that the forward-looking statements are accurate, there can be no assurance that any forward-looking statement will prove to be accurate. A forward-looking statement should not be regarded as a representation by the Company that the results described therein will be achieved. The Company wishes to caution readers not to place undue reliance on any forward-looking statement. The forward-looking statements are made as of the date of this press release. The Company assumes no obligation to update any forward-looking statement after this date.
    Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics. The Company has been in business for more than 50 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Company's website at www.wmt.com.

    -- Tables Follow--



                      Wright Medical Group, Inc.
            Condensed Consolidated Statements of Operations
           (in thousands, except per share data--unaudited)


                               Three Months Ended   Six Months Ended
                               ------------------- -------------------
                               June 30,  June 30,  June 30,  June 30,
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

Net sales                      $ 87,492  $ 82,789  $173,748  $165,390
Cost of sales                    26,335    24,358    49,728    47,146
                               --------- --------- --------- ---------
     Gross profit                61,157    58,431   124,020   118,244

Operating expenses:
  Selling, general and
   administrative                48,416    39,297    97,902    81,166
  Research and development        6,476     5,704    13,819    10,601
  Amortization of intangible
   assets                         1,121     1,040     2,267     2,099
                               --------- --------- --------- ---------
     Total operating expenses    56,013    46,041   113,988    93,866
                               --------- --------- --------- ---------

     Operating income             5,144    12,390    10,032    24,378
Interest (income) expense, net     (368)      (10)     (618)       80
Other (income) expense, net         (57)      (11)       67       163
                               --------- --------- --------- ---------
     Income before income taxes   5,569    12,411    10,583    24,135
Provision for income taxes        2,819     4,644     5,524     9,099
                               --------- --------- --------- ---------
     Net income                $  2,750  $  7,767  $  5,059  $ 15,036
                               ========= ========= ========= =========

Net income per share, basic    $   0.08  $   0.23  $   0.15  $   0.44
                               ========= ========= ========= =========
Net income per share, diluted  $   0.08  $   0.22  $   0.14  $   0.43
                                ========  ======== ========= =========
Weighted-average number of
 common shares outstanding,
 basic                           34,248    33,911    34,223    33,893
                               ========= ========= ========= =========
Weighted-average number of
 common shares outstanding,
 diluted                         35,300    35,228    35,261    35,209
                               ========= ========= ========= =========



                      Wright Medical Group, Inc.
                      Consolidated Sales Analysis
                   (dollars in thousands--unaudited)


                   Three Months Ended           Six Months Ended
               -------------------------- ----------------------------
                June 30, June 30,   %      June 30,  June 30,    %
                 2006     2005    change    2006      2005     change
               -------- -------- -------- --------- --------- --------
Geographic
----------
Domestic       $54,118  $50,109     8.0%  $107,575  $ 99,871      7.7%
International   33,374   32,680     2.1%    66,173    65,519      1.0%
               -------- -------- -------- --------- --------- --------
Total net
 sales         $87,492  $82,789     5.7%  $173,748  $165,390      5.1%
               ======== ======== ======== ========= ========= ========

Product Line
------------
Hip products   $32,563  $28,567    14.0%  $ 62,943  $ 57,737      9.0%
Knee products   24,121   24,534    (1.7%)   49,394    49,340      0.1%
Biologics
 products       16,459   16,105     2.2%    32,095    31,518      1.8%
Extremity
 products       11,039   10,206     8.2%    22,459    20,053     12.0%
Other            3,310    3,377    (2.0%)    6,857     6,742      1.7%
               -------- -------- -------- --------- --------- --------
Total net
 sales         $87,492  $82,789     5.7%  $173,748  $165,390      5.1%
               ======== ======== ======== ========= ========= ========


                      Wright Medical Group, Inc.
        Reconciliation of Net Sales to Net Sales Excluding the
                      Impact of Foreign Currency
                   (dollars in thousands--unaudited)


                                         Three Months     Six Months
                                             Ended           Ended
                                         June 30, 2006   June 30, 2006
                                         -------------- --------------
Net sales, as reported                   $      87,492  $     173,748
Currency impact as compared to prior
 period                                            133          2,272
                                         -------------- --------------
Net sales, excluding the impact
of foreign currency                      $      87,625  $     176,020
                                         ============== ==============


                      Wright Medical Group, Inc.
           Reconciliation of Non-GAAP Results of Operations
           (in thousands, except per share data--unaudited)


                   Three Months Ended          Three Months Ended
                     June 30, 2006                June 30, 2005
              ---------------------------- ---------------------------
                       Non-GAAP                     Non-GAAP
                 As     Adjust-      As       As     Adjust-     As
              Reported ments (a)  Adjusted Reported ments (a) Adjusted
              -------- ---------- -------- -------- --------- --------

Net sales     $87,492      $-     $87,492  $82,789     $-     $82,789
Cost of sales  26,335    (163)(b)  26,172   24,358      -      24,358
              -------- -------    -------- -------- ------    --------
   Gross
    profit     61,157     163      61,320   58,431      -      58,431

Operating
 expenses:
  Selling,
   general and
   admini-
   strative    48,416  (2,429)(b)  45,987   39,297   (114)(b)  39,183
  Research and
   development  6,476    (494)(b)   5,982    5,704     (5)(b)   5,699
  Amortization
   of
   intangible
   assets       1,121       -       1,121    1,040      -       1,040
              -------- -------    -------- -------- ------    --------
   Total
    operating
    expenses   56,013  (2,923)     53,090   46,041   (119)     45,922
              -------- -------    -------- -------- ------    --------

   Operating
    income      5,144   3,086       8,230   12,390    119      12,509

Interest
 (income)
 expense, net    (368)      -        (368)     (10)     -         (10)
Other expense
 (income), net    (57)      -         (57)     (11)     -         (11)
              -------- -------    -------- -------- ------    --------
   Income
    before
    income
    taxes       5,569   3,086       8,655   12,411    119      12,530

Provision for
 income taxes   2,819     611 (c)   3,430    4,644     48 (c)   4,692
              -------- -------    -------- -------- ------    --------

   Net income  $2,750  $2,475      $5,225   $7,767    $71      $7,838
              ======== =======    ======== ======== ======    ========

Net income per
 share, basic   $0.08   $0.07       $0.15    $0.23  $0.00       $0.23
              ======== =======    ======== ======== ======    ========

Net income per
 share,
 diluted        $0.08   $0.07       $0.15    $0.22  $0.00       $0.22
              ======== =======    ======== ======== ======    ========

Weighted-
 average
 number of
 common shares
 outstanding,
 basic         34,248       -      34,248   33,911      -      33,911
              ======== =======    ======== ======== ======    ========

Weighted-
 average
 number of
 common shares
 outstanding,
 diluted       35,300       1      35,301   35,228      -      35,228
              ======== =======    ======== ======== ======    ========


                   Six Months Ended             Six Months Ended
                    June 30, 2006                 June 30, 2005
            ------------------------------ ---------------------------
                      Non-GAAP                      Non-GAAP
               As      Adjust-      As        As     Adjust-     As
            Reported  ments (a)  Adjusted  Reported ments (a) Adjusted
            --------- ---------- --------- -------- --------- --------

Net sales   $173,748      $-     $173,748  $165,390    $-     $165,390
Cost of
 sales        49,728    (229)(b)   49,499    47,146   (11)(b)   47,135
            --------- -------    --------- -------- ------    --------
   Gross
    profit   124,020     229      124,249   118,244    11      118,255

Operating
 expenses:
  Selling,
   general
   and
   admini-
   strative   97,902  (5,162)(b)   92,740    81,166  (315)(b)   80,851
  Research
   and
   develop-
   ment       13,819  (1,071)(b)   12,748    10,601    (5)(b)   10,596
  Amortization
  of intangible
  assets       2,267       -        2,267     2,099     -        2,099
            --------- -------    --------- -------- ------    --------
  Total
   operating
   expenses  113,988  (6,233)     107,755    93,866  (320)      93,546
            --------- -------    --------- -------- ------    --------

   Operating
    income    10,032   6,462       16,494    24,378   331       24,709

Interest
 (income)
 expense, net   (618)      -         (618)       80     -           80
Other expense
 (income),
 net              67       -           67       163     -          163
            --------- -------    --------- -------- ------    --------
   Income
    before
    income
    taxes     10,583   6,462       17,045    24,135   331       24,466

Provision
 for income
 taxes         5,524   1,231 (c)    6,755     9,099   131 (c)    9,230
            --------- -------    --------- -------- ------    --------

   Net
    income    $5,059  $5,231      $10,290   $15,036  $200      $15,236
            ========= =======    ========= ======== ======    ========

Net income
 per share,
 basic         $0.15   $0.15        $0.30     $0.44 $0.01        $0.45
            ========= =======    ========= ======== ======    ========

Net income
 per share,
 diluted       $0.14   $0.15        $0.29     $0.43 $0.00        $0.43
            ========= =======    ========= ======== ======    ========

Weighted-
 average
 number of
 common shares
 outstanding,
 basic        34,223       -       34,223    33,893     -       33,893
            ========= =======    ========= ======== ======    ========

Weighted-
 average
 number of
 common shares
 outstanding,
 diluted      35,261     (33)      35,228    35,209     -       35,209
            ========= =======    ========= ======== ======    ========


(a) These Non-GAAP adjustments reconcile the Company's GAAP results of operations to its as adjusted results of operations.

(b) These adjustments reflect non-cash stock based compensation.

(c) These adjustments reflect the tax impact of the above noted non-GAAP adjustments.



                      Wright Medical Group, Inc.
                 Condensed Consolidated Balance Sheets
                   (dollars in thousands--unaudited)

                                               June 30,   December 31,
                                                 2006         2005
                                             ------------ ------------

Assets
Current assets:
  Cash and cash equivalents                  $    53,351  $    51,277
  Marketable securities                           26,485       25,000
  Accounts receivable, net                        69,578       61,729
  Inventories                                     84,934       82,381
  Prepaid expenses and other current assets       34,657       39,994
                                             ------------ ------------
     Total current assets                        269,005      260,381
                                             ------------ ------------

Property, plant and equipment, net                88,184       81,206
Intangible assets, net                            19,196       20,553
Other assets                                      15,241        9,670
                                             ------------ ------------
   Total assets                              $   391,626  $   371,810
                                             ============ ============

Liabilities and stockholders' equity
Current liabilities:
  Accounts payable                           $    13,927  $    13,572
  Accrued expenses and other current
   liabilities                                    50,823       45,055
  Current portion of long-term obligations         1,393        5,628
                                             ------------ ------------
     Total current liabilities                    66,143       64,255
                                             ------------ ------------
Long-term obligations                              1,108        1,728
Other liabilities                                 14,157       13,819
                                             ------------ ------------
   Total liabilities                              81,408       79,802
                                             ------------ ------------

Stockholders' equity                             310,218      292,008
                                             ------------ ------------
   Total liabilities and stockholders'
    equity                                   $   391,626  $   371,810
                                             ============ ============


    CONTACT: Wright Medical Group, Inc.
             John K. Bakewell, 901-867-4527